UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 13, 2008

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On November 13, 2008, Charif Souki, Chairman, Chief Executive Officer and President of Cheniere Energy, Inc. (“Cheniere”), will make a presentation at the Bank of America Energy Conference.  Pages 2, 4, 6 and 9 through 18 and the appendices of the presentation pertain to Cheniere Energy Partners, L.P.  The presentation is attached as Exhibit 99.1 to Cheniere’s Current Report on Form 8-K furnished on November 13, 2008.  Pages 2, 4, 6 and 9 through 18 and the appendices are incorporated by reference into this Item 7.01.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number	Description

99.1	Pages 2, 4, 6 and 9 through 18 and the appendices of the Cheniere Energy, Inc. corporate presentation, dated November 2008 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.’s Current Report on Form 8-K furnished on November 13, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

		By:	CHENIERE ENERGY PARTNERS GP, LLC,
its general partner

Date:	November 13, 2008	By:	/s/ Don A. Turkleson
			Name:	Don A. Turkleson
			Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Pages 2, 4, 6 and 9 through 18 and the appendices of the Cheniere Energy, Inc. corporate presentation, dated November 2008 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.’s Current Report on Form 8-K furnished on November 13, 2008).